SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

                       Firetector Inc. (File No. 0-17580)
- ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules
14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                 Firetector Inc.
                               209 Lafayette Drive
                             Syosset, New York 11791



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of the Stockholders of Firetector Inc., a Delaware corporation ("Firetector" or the "Company") to be held at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York 10012, on May 22, 2002 at 11:00 a.m.

     At the meeting you will be asked to consider and vote upon (a) the election of seven (7) Directors to Firetector's Board of Directors; (b) an amendment to the Company's Certificate of Incorporation to change Firetector's name to SYNERGX SYSTEMS INC.; (c) the appointment of Marcum & Kliegman LLP as Firetector's Auditors for the fiscal year ending September 30, 2002; and (d) any other business that properly comes before the meeting or any adjournments or postponements thereof.

     Your vote is important. We urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Meeting and vote in person, even if you have previously returned your proxy card.

                                Sincerely yours,




                                 Joseph Vitale,
                               President and Chief
                                Operating Officer

                                 Firetector Inc.
                               209 Lafayette Drive
                             Syosset, New York 11791

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on May 22, 2002


To the Stockholders of
  Firetector Inc.

     Notice is hereby given that the Annual Meeting of Stockholders of Firetector Inc., a Delaware corporation ("Firetector" or the "Company") will be held at 11:00 a.m., local time, on May 22, 2002 at the offices of Dolgenos Newman & Cronin LLP, 96 Spring Street, 8th Floor, New York, New York, for the following purposes:

     (1) To consider and vote upon the election of the Board of Directors consisting of seven (7) persons to serve until the next annual meeting of the stockholders;

     (2) To consider and vote upon an amendment to the Company's Certificate of Incorporation to change Firetector's name to SYNERGX SYSTEMS INC. or such other name as approved at the meeting

     (3) To consider and vote upon a proposal to ratify the selection of Marcum & Kliegman LLP as Firetector's independent auditors for the fiscal year ending September 30, 2002;

     (4) To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only record holders of Common Stock at the close of business on April 22, 2002 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

     To ensure that your vote will be counted, please complete, sign, date and return the Proxy in the enclosed prepaid envelope whether or not you plan to attend the Annual Meeting. You may revoke your proxy by notifying the secretary of the company in writing at any time before it has been voted at the Annual Meeting.


                             By Order of the Board of Directors





                             John A. Poserina
                           Secretary, Firetector Inc.
April 22, 2002
Syosset, New York


     YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING.

                                 FIRETECTOR INC.


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD May 22, 2002


THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRETECTOR INC.

     If properly signed and returned and not revoked, the proxy will be voted in accordance with the instructions it contains. The persons named in the accompanying proxy will vote the proxy for the Board of Director's slate of directors and for the other matters listed on the proxy as recommended by the Board of Directors unless contrary instructions are given. At any time before it is voted, each proxy granted may be revoked by the stockholder by a later dated proxy, by written revocation addressed to the Secretary of Firetector Inc. at the address below or by voting by ballot at the Annual Meeting.

     The Company's principal executive offices are located at 209 Lafayette Drive, Syosset, New York 11791. This proxy statement and the accompanying proxy are being sent to stockholders on or about April 22, 2002. ANY PROXY MAY BE REVOKED IN PERSON AT THE ANNUAL MEETING, BY SUBMITTING A PROXY DATED LATER THAN THE PROXY TO BE REVOKED OR BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING AT ANY TIME PRIOR TO THE TIME THE PROXY IS VOTED.

                                VOTING SECURITIES

     The Board has fixed the close of business on April 22, 2002 as the record date (the "Record Date") for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 1,704,425 shares of Common Stock. The Common Stock is entitled to vote on the election of members of the Board of Directors, the amendment to the Certificate of Incorporation, ratification of the appointment of independent auditors and other business as may properly come before the meeting or any adjournment thereof. The holders of a majority of the Common Stock constitute a quorum for those portions of the Annual Meeting where action is required of holders of Common Stock.

                         ACTION TO BE TAKEN UNDER PROXY

     All proxies for holders of Common Stock in the accompanying form that are properly executed and returned will be voted at the Annual Meeting and any adjournments thereof in accordance with any specifications thereon or, if no specifications are made, will be voted for the election of the five nominees described herein, for the amendment to the Certificate of Incorporation and for ratification of the appointment of independent auditors.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     Seven (7) directors will be elected to hold office duly until the next Annual Meeting of Stockholders and until their successors have been elected and duly qualified. The persons named on the accompanying proxy will vote all shares for which they have received proxies for the election of the nominees named below unless contrary instructions are given. In the event that any nominee should become unavailable, shares will be voted for a substitute nominee unless the number of directors constituting a full board is reduced. Directors are elected by plurality vote.

     There were three meetings of the Board of Directors of the Company during the fiscal year ended September 30, 2001 (actions were taken by unanimous consent). All directors attended 75% or more meetings of the Board of Directors. Directors are not compensated for their service.

                                    NOMINEES

     The name, age and position with the Company of each nominee for director of the Company is listed below, followed by summaries of the background and principal occupations.

                                                             DATE SERVICE
    NAME            AGE             OFFICE                   COMMENCED

Daniel S. Tamkin     42             Chairman, Chief         October 1990
                                    Executive Officer,
                                    General Counsel,
                                    Director, and
                                    Audit Committee

Joseph Vitale        55             President, Chief        May 1994
                                    Operating Officer
                                    and Director

John A. Poserina     61             Treasurer, Vice         January 1997
                                    President, Chief
                                    Financial Officer,
                                    Secretary and
                                    Director

Dennis P. McConnell  48             Director and            January 1997
                                    Audit Committee

Henry Schnurbach     50             Director and            October 1988
                                    Audit Committee

J. Ian Dalrymple     50             Director

Mark I. Litwin       39             Director


         The Company's Bylaws allow the Board to fix the number of Board members between one and seven. The number has been increased, as of February 19, 2002, to seven.


Information Concerning Current Directors and Nominees for Director

     Mr. Tamkin has a J.D. degree from New York University School of Law and an A.B. degree from Columbia University. Mr. Tamkin has been Chief Executive Officer since March 15, 1996, prior to which Mr. Tamkin was Vice President and General Counsel of the Company from October 1990. Also since October 1990, Mr. Tamkin has been Executive Vice President of Forum Financial Corporation, a Toronto based merchant banking organization. Since November 1998, Mr. Tamkin has been a Director and Chief Operating Officer of Ntex Incorporated, a manufacturer of textile products. Mr. Tamkin is presently Counsel to Dolgenos Newman & Cronin LLP, counsel to the Company.

     Mr. Vitale has been President of the Company since March 15, 1996. Mr. Vitale has been active in the fire/communications industry with Casey Systems Inc. since 1982. Mr. Vitale has been President of Casey since 1993 and has held the positions of Director of Engineering, Vice President - Engineering and Executive Vice President. Mr. Vitale holds a Bachelor of Science degree in Engineering from C.W. Post College and a Master of Science degree in Electrical Engineering from New York University.

     Mr. Poserina joined the Company as Treasurer, Vice President, Chief Financial Officer and Director as of January 1, 1997. From December 1995 until he joined the Company, Mr. Poserina was an independent financial consultant. Also, from July 1996 to September 1996, Mr. Poserina was Chief Financial Officer of Happiness Express Inc. Mr. Poserina was Chief Financial Officer of Dorne and Margolin Inc. from November 1994 to December 1995. Prior to that, Mr. Poserina spent 15 years as Vice President, Treasurer and Chief Financial Officer of Chryon Corporation, a NYSE listed company registered under the under the Securities Exchange Act of 1934 (the "Exchange Act"). Mr. Poserina holds a Bachelor of Science degree in accounting from the University of Rhode Island and is a Certified Public Accountant.

     Mr. McConnell is a partner in the firm of Dolgenos Newman & Cronin LLP, counsel to the Company. Prior to being associated with Dolgenos Newman & Cronin LLP, he was associated with Varet & Fink P.C. from 1989 to March 1993. Mr. McConnell holds a J.D. degree from New York Law School.

     Mr. Schnurbach has a Bachelor of Commerce degree from Sir George Williams University and is a Certified Management Accountant in Ontario. Since October 1991, Mr. Schnurbach has been Chief Executive Officer of Cantar/Polyair Corporation ("CPC"). Since February 1996, Mr. Schnurbach has also served as President of Polyair Inter Pack Inc., an Ontario corporation registered under the Exchange Act and traded on the Toronto and American Stock Exchanges, and the holding company of CPC.

     Mr. Dalrymple has a Bachelor of Commerce degree and a Masters of Arts in Economics from the University of Toronto. Since 1990, Mr. Dalrymple has been a director of Nigel Stephens Counsel Inc., an Ontario corporation, which provides investment and portfolio management services; NSC Holdings Inc., an Ontario corporation which provides investment research and client administrative services; and Fordal Holdings Inc., an Ontario corporation which provides trading, settlement and related services to portfolio management firms. Mr. Dalrymple is also a director of Cornerstone 52 Foundation, a charitable foundation with focus on children's charities. In addition, Mr. Dalrymple has been, since 1993, a director of Nafund Inc., an Ontario corporation originating merchant banking investments and advisory services.

     Mr. Litwin has a B.A. and an M.B.A. from York University in Toronto, Canada. Since 1990, Mr. Litwin has been the President, Chief Executive Officer and a director of Mirtronics Inc. an Ontario corporation which is registered under the Exchange Act. Mirtronics is the largest stockholder of Firetector.

     There are no family relationships between any Director or Executive Officer of Firetector and any other Director or Executive Officer of Firetector.

     Directors hold office for a period of one year from the Annual Meeting of Stockholders at which they are elected or until their successors are duly elected and qualified. Officers are appointed by the Board of Directors and hold office at the will of the Board. There is no nominating or compensation committee of the Board of Directors nor is there any committee performing similar functions. Messrs. Tamkin, Schnurbach and McConnell comprise the audit committee of the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Registrant is not aware of any Section 16(a) filing deficiences. In making these statements, the Company has relied on the written representations of its directors and officers and copies of the reports that they and 10% holders have filed with the Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's outstanding Common Stock at March 1, 2002 of (i) each beneficial owner of more than five percent of the Common Stock, (ii) each of the Company's Directors, and (iii) all Officers and Directors of the Company as a group.



         Common Stock Beneficially Owned At March 1, 2002

                                     Number of Shares     Percent of Shares
                                     --------------------------------------
Mirtronics Inc.(1)                          896,311              44.5%
Genterra Capital Corporation (7)            152,167               8.9%
Daniel S. Tamkin (2)                        127,733               7.5%
Joseph Vitale (3, 4)                         17,125                nil
Henry Schnurbach (4)                          5,167                nil
John A. Poserina (3, 5)                      17,167                nil
Dennis P. McConnell (4, 6)                    4,167                nil
Mark Litwin (8)                           1,048,478               52.0%
J. Ian Dalyrmple (9)                              0                nil
All Executive Officers, Nominees and
Directors as a Group (7 Persons)          1,219,832               59.0%
- ----------

(1) Includes 310,000 shares of Common Stock issuable upon exercise of warrants. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS". Address is 106 Avenue Road, Toronto, Ontario.

(2) Includes 10,833 shares of Common Stock issuable upon exercise of options granted by the Company. Address is 96 Spring Street, New York, NY.

(3)  Address is 209 Lafayette Drive, Syosset, NY 11791.

(4)  Issuable upon exercise of options granted by the Company.

(5) Includes 9,667 shares of Common Stock issuable upon exercise of options granted by the Company.

(6)  Address is 96 Spring Street, New York, NY.

(7)  Address is 106 Avenue Road, Toronto, Ontario.

(8) By virtue of his position as an officer and/or director of such entities, Mr. Litwin may be considered the beneficial owner of shares owned by Mirtronics Inc. and Genterra Capital Corporation. Mr. Litwin expressly disclaims such beneficial ownership. Address is 106 Avenue Road, Toronto, Ontario.

(9)  Address is 1200 Sheppard Avenue East, Willowdale, Ontario.



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1985, Casey entered into a royalty agreement with Joseph Vitale, prior to his becoming the President and Chief Operating Officer of the Company. The agreement pays Mr. Vitale a royalty on certain systems marketed and serviced by Casey. In fiscal year ended September 30, 2001, Casey paid $76,352 pursuant to the terms of the agreement.


     Management believes the foregoing transaction was entered into on terms at least as favorable as could be obtained from unrelated parties negotiating at arms-length.

     Mark Litwin, a nominee for director, is also an officer and director of Mirtronics, Firetector's largest stockholder.

                                   MANAGEMENT

         The following table sets forth certain information with respect to the Executive Officers of the Company:

                                                                   DATE SERVICE
    NAME                      AGE             OFFICE                  COMMENCED

Daniel S. Tamkin              42          Chairman, Chief         October 1990
                                          Executive Officer,
                                          General Counsel,
                                          Director, and
                                          Audit Committee

Joseph Vitale                 55          President, Chief        May 1994
                                          Operating Officer
                                          and Director

John A. Poserina              61          Treasurer, Vice         January 1997
                                          President, Chief
                                          Financial Officer,
                                          Secretary and
                                          Director

     Mr.  Tamkin's  biographical  information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.  Vitale's  biographical  information  is  included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

     Mr.  Poserina's  biographical  information is included  under  "Information
Concerning   Current  Directors  and  Nominees  for  Directors"  in  this  Proxy
Statement.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation paid or accrued by the Company for services rendered to it for each of the three fiscal years ended September 30, 2001, as to Daniel S. Tamkin, the Company's present Chief Executive Officer, Joseph Vitale, the Company's President and Chief Operating Officer, and John A. Poserina, the Company's Chief Financial Officer and Secretary; none of the Company's other Executive Officers had aggregate remuneration in excess of $100,000.


                       SUMMARY COMPENSATION TABLE


                                                              LONG
                    ANNUAL COMPENSATION                 TERM COMPENSATION
                                                                       All Other
Year      Salary ($)       Bonus($)     Other($)      Option/SAR    Compensation
- - ----------------------------------------------------------------------------
Daniel S. Tamkin
2001      $87,000         $20,000       $5,600           (1)          --
2000       74,000          20,000        5,600                        --
1999       73,500          10,000        6,600           (2)          --

Joseph Vitale
2001     $130,000         $30,000       $6,000           (3)          --
2000      113,000          30,000        6,000                        --
1999      105,000          15,000        6,200           (4)          --

John A. Poserina
2001     $141,000         $30,000       $5,600                        --
2000      124,000          30,000        5,600                        --
1999      115,000          15,000        6,600           (5)          --
- ------
(1) Options to purchase 4,167 shares of Common Stock, at a price of $1.03 per share were issued to Mr. Tamkin in December, 2000.

(2) Options to purchase 5,000 shares of Common Stock, at a price of $1.125 per share were issued to Mr. Tamkin in April, 1999.

(3) Options to purchase 7,959 shares of Common Stock, at a price of $1.03 per share were issued to Mr. Vitale in December, 2000.

(4) Options to purchase 5,000 shares of Common Stock, at a price of $1.125 per share were issued to Mr. Vitale in April, 1999.

(5) Options to purchase 5,000 shares of Common Stock, at a price of $1.125 per share were issued to Mr. Poserina in April, 1999.

- -----------

     The following table details, as of September 30, 2001, the value of unexercised in-the-money options held by Daniel S. Tamkin, Joseph Vitale and John A. Poserina:


                        Number of Securities             Value of Unexercised
                     Underlying Unexercised Options     In-The-Money Options (1)
                     Exercisable  Unexercisable       Exercisable  Unexercisable
                     ----------   ------------        -----------   ------------
Daniel  S. Tamkin      7,500         3,333             $1,317         $1,192
Joseph Vitale         12,533         4,592              5,425          1,760
John A. Poserina       5,733         3,933              2,445          1,474


- - - ------

(1) Net value, calculated as the difference between the exercise price and the market price reported for September 28, 2001.

     In December 1995, the Board of Directors voted to institute a 401(k) plan for nonunion employees to be effective January 1, 1996. The plan includes a profit sharing provision at the discretion of the Board of Directors. In 2001 and 2000, the Board of Directors approved a payment totaling $44,000 for participants of the non-union and union 401(k) plans.

     Directors do not receive any compensation for their service. Out-of-pocket expenses for travel, meals and miscellaneous expenses incurred in the course of the Director's activities on behalf of the Company are reimbursed at cost.

     On April 30, 1997, the Company and its shareholders adopted a nonqualified stock option plan ("1997 Plan"), which expires September 30, 2002, except as to options then outstanding under the 1997 Plan. Under the 1997 Plan, the Board of Directors may grant options to eligible employees at exercise prices not less than 100% of the fair market value of the common shares at the time the option is granted. The number of shares of Common Stock that may be issued shall not exceed an aggregate of up to 10% of its issued and outstanding shares from time to time. Options vest at a rate of 20% per year commencing one year after date of grant. Issuances under the 1997 Plan are to be reduced by options outstanding under a 1990 nonqualified stock option plan (replaced by the 1997 Plan). Effective September 30, 1998, all outstanding employee stock options were reset to an exercise price of $1.00 per share.

     On December 29, 2000, options on 43,375 shares of Common Stock were extended for five more years and the option price was reset from $1.00 to $1.03 per share.

     The Company currently has issued and outstanding options to purchase 107,958 shares of its Common Stock, at various exercise prices ranging between $1.00 and $1.125 per share, to certain of its officers, Directors and employees. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

AUDIT COMMITTEE

     The Corporation has established a three-member audit committee within the Board of Directors which currently consists of Messrs. Daniel S. Tamkin, Dennis
P. McConnell and Henry Schnurbach.

     The Board of Directors has  determined  that each of Messrs.  McConnell and
Schnurbach  is an  "independent  director,"  as  such  term is  defined  by Rule
4200(a)(15)  of  the  National   Association  of  Securities   Dealers'  listing
standards.

     The audit committee has reviewed and discussed the Corporation's audited financial statements with management.

     The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61), "Communication with Audit Committees," as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board No. 1, "Independence Discussions with Audit Committees," as amended, and has discussed with the independent accountant the independent accountant's independence.

     The Board has considered whether the provision of non-audit services is compatible with maintaining the external accountant's independence. After discussing this matter among themselves, with management, and with the independent auditors, the Board believes that the provision of the specified non-audit services is compatible with maintaining the external auditor's independence.

     Based on the review and discussions referred to above, the audit committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the last fiscal year.

     The following table summarizes fees for professional services rendered by the principal accountant for the most recent fiscal year:

Audit Fees..................................................    $51,500
Financial Information System Design and Implementation
  Fees......................................................          0
All Other Fees..............................................     22,000


                              PROPOSAL NUMBER 2:

     AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO CHANGE FIRETECTOR'S NAME TO "SYNERGX SYSTEMS INC."

     On February 19, 2002, the Board of Directors of the Company approved, subject to stockholder approval, the adoption of an amendment to the Company's Restated Certificate of Incorporation, as amended, (the "Restated Certificate"), to change the name of the Company from "Firetector Inc." to "Synergx Systems Inc. " (the "Name Change"). After this Name Change is effective, Article FIRST of the Restated Certificate will read in its entirety as follows:

   "FIRST: The name of the Corporation is Synergx Systems Inc."

   A form of Certificate of Amendment to the Restated Certificate is included in Appendix A attached hereto.

   The Company believes the proposed Name Change will better reflect our current business. While fire alarm/life safety is still an important and growing part of our business, we are a diversified technology company and systems integrator. Moreover, to help the performance of our stock long-term and to improve return on equity, we are looking at other investments, and channels both in and out of the communication sectors that could provide synergies with our assets, channels of distribution, employees and managers. The Company believes that the name "Synergx" better reflects our expanded business model.

     The Name Change will not affect the validity of currently outstanding stock certificates. Our current stockholders will not be required to surrender or exchange any stock certificates that they now hold and should not send such certificates to us or to our transfer agent for exchange. Instead, when certificates are presented for transfer, new certificates bearing the new name will be issued.

     The Company plans to effect the Name Change as soon as possible after the approval of stockholders by filing a Certificate of Amendment to the Restated Certificate with the Secretary of State of the State of Delaware in compliance with Delaware law.

     The affirmative vote of the holders of a majority of the Shares as of the record date is required for the approval of the Name Change. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NUMBER 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION THEREOF.


                                 PROPOSAL NO. 3
                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors of Firetector selected Marcum & Kliegman LLP as auditors for the fiscal year ending September 30, 2002, subject to stockholder approval by ratification. Marcum & Kliegman has been since Fiscal 2000, the independent auditors for Firetector. A representative of Marcum & Kliegman is expected to be present at the Annual Meeting, at which time he or she will be afforded an opportunity to make a statement, and will be available to respond to questions.

     The Board of Directors of Firetector may, in its discretion, direct appointment of new independent auditors at any time during the fiscal year if the Board believes such change would be in the best interests of Firetector and its stockholders. No such change is anticipated.

     The Board of Directors of Firetector recommends a vote FOR the ratification of Marcum & Kliegman for the fiscal year ending September 30, 2002.


                                 OTHER BUSINESS

     The proxy confers discretionary authority on the proxies with respect to any other business which may come before the Annual Meeting. The Board of Directors of Firetector knows of no other matters to be presented at the Annual Meeting. The persons named in the proxy will vote the shares for which they hold proxies according to their best judgment if any matters not included in this Proxy properly come before the meeting, unless the contrary is indicated.


                              STOCKHOLDER PROPOSALS

     Any stockholder proposal to be included in the proxy statement and form of proxy relating to the 2003 Annual Meeting of Firetector Stockholders must be received by the close of business on December 18, 2002 and must comply in all other respects with the rules and regulations of the Securities and Exchange Commission. Proposals should be addressed to: Corporate Secretary, Firetector Inc., 209 Lafayette Drive, Syosset, NY 11791

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

     FIRETECTOR INC. (the "Corporation"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law, DOES HEREBY
CERTIFY:

     FIRST: The name of the Corporation is Firetector Inc.

     SECOND: The first paragraph of Article FIRST of the Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

          " FIRST: The name of the Corporation is Synergx Inc."

     THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers this _____ day of May, 2002


                                 FIRETECTOR INC.
                                 a Delaware corporation

                                 By:  _____________________________________
                                          Joseph Vitale,    President

SHARES                            FIRETECTOR INC.                      PROXY NO.
                  209 Lafayette Drive, Syosset, New York 11791

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Daniel S. Tamkin and Dennis P. McConnell as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below and on the reverse hereof, all shares of common stock of Firetector Inc. ("Firetector") held of record by the undersigned on April 22, 2002 at the annual meeting of stockholders of Firetector to be held on May 22, 2002 or any adjournments thereof. The undersigned hereby revokes any proxies heretofore given to vote said shares.

     The undersigned hereby acknowledges receipt of Firetector's Annual Report for 2001 and of the Notice of Annual Meeting of Stockholders and attached Proxy Statement dated April 22, 2002.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

                    Please sign exactly as your name appears to the left hereof. When signing as corporate officer, partner, attorney, administrator, trustee or guardian, please give your full title as such.

                                            Dated                        , 2002

                                            Authorized Signature

                                            Title
         Please mark boxes on reverse hereof in blue or black ink. Please date, sign and return this Proxy Card promptly using the enclosed envelope.
- ------------------------------------------------------------------------------


1. Election of Directors.   For all nominees o         Withhold Authority  o
                            listed below (except as    to vote for all nominees
                            marked to the contrary     listed below
                            below)

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

   Daniel S. Tamkin      Dennis P. McConnell    Henry Schnurbach   Joseph Vitale

   John A. Poserina      Mark I. Litwin         J. Ian Dalrymple

2. To ratify the Amendment of the Certificate of Incorporation to change Firetector's name to SYNERGX SYSTEMS INC.

         For o               Against o           Abstain o

3. To ratify the appointment of Marcum & Kliegman LLP as independent public accountants for Firetector for the fiscal year ending September 30, 2002.

         For o               Against o           Abstain o